SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) of the
                   Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]    Preliminary proxy statement
[X]    Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material under Rule 14a-12
[ ]    Confidential, for use of the Commission only (as permitted by Rule
       14a-6(e)(2)

                         Samaritan Pharmaceuticals, Inc.

                  (Name of Registrant as Specified in Charter)

    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                         SAMARITAN PHARMACEUTICALS, INC.
                     101 CONVENTION CENTER DRIVE, SUITE 310
                             LAS VEGAS, NEVADA 89109

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2006

         The 2006 annual meeting (the "Annual Meeting") of the stockholders (the "Stockholders") of Samaritan Pharmaceutical Inc., a Nevada corporation (the "Company"), will be held on Wednesday, May 31, 2006 at 10:00a.m. Pacific Standard Time at The Stirling Club, 2827 Paradise Road, Las Vegas, NV, for the following purposes:

         1. To elect two (2) directors to serve on the Company's board of directors (the "Board") until their successors are elected and duly qualified;

         2. To consider, approve and ratify the appointment of SHERB & CO., LLP as our independent auditors for the fiscal year ending December 31, 2006; and

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing matters are described in more detail in the enclosed proxy statement (the "Proxy Statement"). The Board has fixed the close of business on April 6, 2006 as the record date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Only those Stockholders of record of the Company as of the close of business on April 6, 2006, will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

         All Stockholders entitled to vote are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one (1) proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

BY ORDER OF THE BOARD OF DIRECTORS


                                                  /s/ Janet Greeson, Ph.D.
                                                      --------------------------
                                                      Janet Greeson, Ph.D.
                                                      Chairman of the Board
                                                      Chief Executive Officer

Las Vegas, Nevada
April 20, 2006

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                         SAMARITAN PHARMACEUTICALS INC.
                     101 CONVENTION CENTER DRIVE, SUITE 310
                             LAS VEGAS, NEVADA 89109


                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                           Page

PROXY STATEMENT..............................................................1
GENERAL INFORMATION ABOUT VOTING.............................................1
PROPOSAL NO. 1: ELECTION OF DIRECTORS........................................2
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF AUDITORS......................3
EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES..............................6
THE BOARD OF DIRECTORS AND COMMITTEES........................................9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............9
EXECUTIVE COMPENSATION......................................................11
STOCKHOLDER PROPOSALS.......................................................15
OTHER MATTERS...............................................................15

                         SAMARITAN PHARMACEUTICALS, INC.
                     101 CONVENTION CENTER DRIVE, SUITE 310
                             LAS VEGAS, NEVADA 89109

                                 PROXY STATEMENT

         Your vote at the Annual Meeting is important to us. Please vote your shares of the Company's common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This Proxy Statement has information about the Annual Meeting and was prepared by our management for the Board. This Proxy Statement and the accompanying proxy card are being mailed to you on or about April 17, 2006.

                        GENERAL INFORMATION ABOUT VOTING

Who may vote?

         You may vote your shares of common stock if our records show that you owned shares on April 6, 2006. A total of 141,155,238 shares of common stock may vote at the Annual Meeting. You are entitled to one (1) vote for each share of common stock you own. The enclosed proxy card shows the number of shares you may vote.

How do I vote by proxy?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote for each of the director nominees and for each of the other proposals to be considered at the meeting.

What if other matters come up at the Annual Meeting?

         The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

May I change my vote after I return my proxy card?

         Yes. At any time before the vote on a proposal, you may change your vote either by providing to Ms. Kristi Eads, our Corporate Secretary (our "Corporate Secretary") a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

May I vote in person at the Annual Meeting rather than by completing the proxy card?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you may attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

         If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

         We will hold the Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

         If your shares are held in the name of a nominee, and you do not inform the nominee by June 1, 2006 how to vote your shares (so-called "Broker Non-Votes"), the nominee may vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker Non-Votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

Who pays for this proxy solicitation?

         We do. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this. The Company has also engaged Securities Transfer Corp. ("STC") to provide routine advice and services for proxy solicitation. STC will receive a fee of approximately Five Thousand Dollars ($5,000) for such advice and services which will be paid by the Company.

Stockholder proposals to be presented at next annual meeting.

         In order for stockholder business to be included in the Company's proxy statement for a meeting or properly brought before that meeting by a stockholder, the stockholder must have given timely notice in writing to our Corporate Secretary. A stockholder proposal for the 2007 annual meeting must be received at the Company's principal executive offices at 101 Convention Center Drive, Suite 310, Las Vegas, NV 89109 not later than February 28, 2007 to be considered timely. Inclusion of stockholder proposals in the Company's proxy statement for a meeting also requires satisfaction of certain conditions established by the U.S. Securities and Exchange Commission ("SEC").

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

         The Company's Bylaws provide that our Board shall consist of eight (8) directors that shall be divided into three (3) classes. A single class of directors shall be elected each year at the annual meeting, and each director shall be elected to serve for a term ending on the date of the third annual meeting of stockholders after his election and until his successor has been elected and duly qualified, subject to any transition periods.

         Two (2) directors in total are to be elected at the Annual Meeting. These two (2) directors shall be elected to Class II and shall be elected to serve until the 2009 annual meeting. Each director elected shall serve until his successor is elected and duly qualified. The board has nominated two (2) members to Class II, and in the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy. Our Board has no reason to believe that the persons named will be unable or unwilling to serve as nominees or as directors if elected.

Nominees as Class II Directors - Terms Expire 2009

         Mr. Eugene J. Boyle. Mr. Boyle is a co-founder of Samaritan, has served as a Director since 2000 and has served as Chief Financial Officer and Chief Operations Officer since June 16, 2000. Mr. Boyle attended the University of Notre Dame and received a BSE from Tulane University. He is a veteran of the U.S. Navy serving as a Lt. during the Gulf War. Upon discharge, he then returned to graduate school earning his MBA in Entrepreneurship from Babson College in Boston, Massachusetts, and his Juris Doctor from Concord Law School in Los Angeles, California. He devotes his time to the business development aspects of Samaritan, SEC filings, patent prosecution and numerous other legal and business affairs. Mr. Boyle is also a founder of the "Samaritan Innovative Science Foundation", dedicated to provide free HIV drugs to children of the world; a BioFutureBus to further science with children; and to develop often overlooked orphan drugs for the benefit of the world community. In the past, Mr. Boyle was employed by Columbia/HCA (NYSE:HCA) and has served on the Advisory Board of Nevada Gold and Casinos (AMEX:UWN). Mr. Boyle is a Charted Financial Analyst candidate and has passed the Series 7 and 63 securities brokerage registered representative exams, although he is not a practicing representative.

         Ms. Cynthia C. Thompson. Ms. Thompson has served as a Director since 1999 and is the Chairman of the Compensation and Governance Committee. Ms. Thompson is President/CEO and founder of Quest Entertainment, Inc. She leads Quest's efforts in providing technology solutions to the gaming industry focusing primarily on slot machines and table game innovations. She began her extensive financial background in corporate finance and institutional sales at leading Wall Street investment firms. Ms. Thompson also serves on the Board of Restaurant Connections International, Inc. and is a founder and financial advisor to Nevada Gold & Casinos, Inc. (AMEX:UWN).

Required Vote

         Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominees named above. The two (2) candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected directors of the Company, to serve their respective terms and until their successors have been elected and duly qualified.

Recommendation of the Board

         The Board recommends that the Stockholders vote "FOR" the election of the nominees above.

             PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF AUDITORS

General

         The Board, upon the recommendation of its Audit Committee, has ratified the selection of SHERB & CO., LLP to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2006, subject to ratification by our Stockholders.

         Representatives of SHERB & CO., LLP will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

         We are asking our stockholders to ratify the selection of SHERB & CO., LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of SHERB & CO., LLP to our stockholders for ratification because we value our stockholders' views on the Company's independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interests of the Company and our Stockholders.

Audit and Non-Audit Fees

         The following table presents fees for professional audit services rendered by SHERB & CO., LLP for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, and fees billed for other services rendered by SHERB & CO LLP during those periods:

                                                   2005              2004
                                                 --------          --------
Audit fee:                                       $33,000           $27,000
Audit-related fees:                              $ 9,000           $ 7,500
Tax fees:                                        $     -           $     -
Other:                                           $ 1,385           $   795
                                                 --------          --------
         Total:                                  $43,385           $35,295

         Audit fees consisted principally of audit work performed on the consolidated financial statements and internal control over financial reporting, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits. The Company generally does not engage SHERB & CO LLP, for other services, other than Edgar services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

         Consistent with SEC rules regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

         Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a list of services and related fees expected to be rendered during that year within each of categories of services to the Audit Committee for approval.

         Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.

         Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

         Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm's tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; and tax compliance and reporting.

         All Other services are those services not captured in the audit, audit-related or tax categories.

         The Company generally does not request such services from the independent registered public accounting firm. Prior to engagement, the Audit Committee pre-approves independent public accounting firm services within each category and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

         The Audit Committee may delegate pre-approval authority to one (1) or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Audit Committee Report

         The Audit Committee of the Board is composed of two (2) independent directors. The Audit Committee operates under a written charter adopted by the Board and attached as Exhibit A to proxy statement filed with the SEC on April 3, 2001.

         The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. The members of the Audit Committee consist of independent directors Mr. H. Thomas Winn and Ms. Cynthia C. Thompson. Each year, the Audit Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent auditors.

         Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and SHERB & CO., LLP. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with SHERB & CO., LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of SHERB & CO., LLP's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

         SHERB & CO., LLP also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with SHERB & CO., LLP that firm's independence. The Audit Committee further considered whether the provision by SHERB & CO., LLP of the non-audit services described elsewhere in this proxy statement is compatible with maintaining the auditors' independence.

         Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC. The Audit Committee and the Board have also recommended the selection of SHERB & CO., LLP as the Company's independent auditors for 2006, subject to stockholder ratification.

         The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

The Audit Committee:

         Mr. H. Thomas Winn (Chairman)
         Ms. Cynthia C. Thompson

Required Vote

         The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to ratify the appointment of SHERB & CO., LLP as our independent auditors for the fiscal year ending December 31, 2006. Broker non-votes and abstentions are not treated as votes cast for this purpose and have no effect on the outcome of the vote.

Recommendation of the Board of Directors

         The Board unanimously recommends that the Stockholders vote "FOR" the ratification of SHERB & CO., LLP as our independent registered public accounting firm for 2006.

                 EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

The following table sets forth the name, age and position of our executive officers, Directors, key employees and key consultants as of the date hereof:


Name                                  Age              Served Since      Positions with Company
---------------------------------     ---              ------------      --------------------------------------------
Dr. Janet R. Greeson (1)(2)(3)        62                10/19/1997       CEO, President and Chairman of the Board
Mr. Eugene J. Boyle (4)               40                05/20/2000       CFO, COO and Director
Dr. Thomas Lang                       55                06/20/2004       Chief Drug Development Officer
Ms. Kristi C. Eads                    36                11/20/2000       Vice President of Investor Relations and
                                                                         Corporate Secretary
Mr. George Weaver                     40                07/20/2003       Regulatory Affairs Officer
Dr. Laurent Lecanu (2)(5)             38                 6/10/2005       Director
Mr. Douglas D. Bessert (5)            48                03/20/2001       Director
Dr. Erasto R. C. Saldi (1)(2)(3)      46                05/20/2003       Director
Mr. Welter Holden (1)(3)(7)           75                10/19/1997       Director
Mr. H. Thomas Winn (5)(6)             65                03/19/1999       Director
Ms. Cynthia C. Thompson (1)(4)(6)(7)  46                03/19/1999       Director
Dr. Vassilios Papadopoulos (2)        45                03/20/2001       Chief Scientist and Key Consultant
Dr. Christos Dakas                    45                06/29/2005       Managing Director, Samaritan Pharmaceuticals
                                                                         Europe

_______________
(1) Member of the Nominating Committee.
(2) Member of the Science and Technology Advisory Committee.
(3) Class I Director, term expires 2007.
(4) Class II Director, new term expires 2009.
(5) Class III Director, term expires 2008.
(6) Member of the Audit and Finance Committee.
(7) Member of the Compensation and Governance Committee.

         Dr. Janet R. Greeson. Dr. Greeson has served as the Company's CEO, President and Chairman of the Board since October 30, 2000 and has led the bold initiative that transformed Samaritan from a "one drug" Company to an innovative "Drug Development Pipeline" Biopharmaceutical Company. She strategically created a long-term value and growth model, with the Samaritan/Georgetown University collaboration; and intends to duplicate this growth model with other top tier Universities, as a solid strategy to continually build Samaritan's value and sustain its future profitability. Dr. Greeson is a successful healthcare professional with over two (2) decades of corporate experience focused on emerging growth situations, leadership development, and mergers and acquisitions. Although she has worked with Samaritan for nine (9) years, as CEO for the past four (4) years she has demonstrated a relentless perseverance and determination to succeed in the face of unrelenting change. She is extremely motivated and equipped to attack problems and seize realistic opportunities, with capability, courage and confidence. Dr. Greeson is a co-inventor of eighteen (18) patent applications, and presently has nine "peer reviewed" journal publications. She is a best selling author of "It's Not What You Are Eating, It's What's Eating You"; and a renowned public speaker, whose guest appearances on numerous radio and TV Talk shows, has opened the door to tell the Samaritan story, in a concise and professional manner. Dr. Greeson has an eclectic past, once working with Mother Theresa and was privileged to be the U.S. Congressional Nominee for the State of Nevada in 1994, winning the primary without spending a dollar to campaign. She currently fulfills her altruistic energies with the Samaritan Innovative Science Foundation. Dr. Greeson holds a BA, from Florida Technological University in 1978; an MA from Rollins College in 1979; and a PhD from Columbia Pacific University in 1987.

         Mr. Eugene J. Boyle. Please see Section herein entitled "Proposal No. 1: Election of Directors" for Mr. Boyle's biography.

         Dr. Thomas Lang. Dr. Lang has served as the Chief Drug Development Officer for Samaritan since 2004. Prior to joining the Company he was the CEO and President of Strategic Development Consulting in 2003 and the former Vice Chairman and President of Serono Inc. the U.S. Company of Serono, S.A., the world's third largest biotech company from 1995 through 2003. Dr. Lang is a highly regarded senior executive with over twenty-five (25) years of experience in the pharmaceutical and biotech industry. Dr. Lang holds technical degrees in Chemistry and Pharmacy, an MBA degree, a Ph.D. degree and is a registered pharmacist in the State of New Jersey. Prior to founding Strategic Development Consulting, Dr. Lang had a very successful career with such companies as Ciba-Geigy, Janssen, Warner-Lambert, Organon, and, most recently, Serono. After joining Serono in 1995, Dr. Lang held increasingly senior executive level positions within Serono while successfully guiding the company's short and long-term tactical and strategic planning for overall product development and commercialization of its traditional and advanced biotech products in the therapeutic areas of Fertility, Growth, Metabolism & Immunology, and Multiple Sclerosis in the U.S. This has lead to the commercialization of seven (7) products (five (5) of which were recombinant products), which currently account for more than ninety-five percent (95%) of the Company's sales.

         Ms. Kristi C. Eads. Ms. Eads has served as Vice President of Investor Relations, for the Company since January of 2004 and Corporate Secretary since January 26, 2004. Ms. Eads oversees all communications with the investment community, both public and private. Ms. Eads brings with her a diverse experience in investor and corporate relations, accounting and marketing. Prior to joining Samaritan, Ms. Eads' work related experience in advertising, banking and the political arena has enhanced her overall ability to communicate the objectives of Samaritan. Ms. Eads has a Bachelor of Arts from the University of Oregon and is a Juris Doctorate Degree candidate with Concord University.

         Mr. George Weaver. Mr. Weaver has served as the Regulatory Affairs Officer for Samaritan since 2003. Mr. Weaver majored in chemistry, minored in business economics and was one of a select group of students to successfully petition UCLA and participate in an accelerated Pre-Medicine/Medicine program. After working as an environmental toxicology consultant for two (2) years, Mr. Weaver earned a Bachelor's of Science in Environmental Engineering and assumed an appointed position as Chair of Industry Waste Classification and Toxicology Focus Group under the California Department of Toxic Substances Control Regulatory Structure Update. Mr. Weaver also worked for and under contract with the U.S. Navy Public Works Center. Mr. Weaver is responsible for several environmental and toxicological advances within the Department of Defense including a notable contribution to the DOD Uniform National Discharge Standards
(UNDS) guidelines created jointly with the United States Environmental Protection Agency and the U.S. Coast Guard; development of the U.S. Navy's toxicological profile guidelines for hazardous materials and wastes in San Diego, California; and significant contribution to the development of Department of Defense radiological, biohazardous, and infectious materials permitting guidelines.

         Dr. Laurent Lecanu, D.Pharm., Ph.D. Dr. Lecanu has served as a Director since June 10, 2005. Dr. Lecanu received his D.Pharm. in pharmaceutical chemistry and his Ph.D. in neuropharmacology from the School of Pharmaceutical and Biological Sciences at University of Paris (V), Paris, France. Dr. Lecanu is also a former Intern of Paris Hospitals, France, where he demonstrated excellence in the management and performance of clinical trials for new medications. Dr Lecanu's contribution to Samaritan Research Laboratories brings more than seven (7) years experience in biomedical research. He is a highly skilled specialist of "in vivo" experimental research (preclinical research), mainly in the development of animal models for neurodegenerative diseases. He also has several years of experience in biomedical research including the development of novel therapeutic entities targeted to Alzheimer's disease. Dr Lecanu's experience includes being a Research Associate Professor at the Departments of Pharmacodynamics and Pharmaceutical Physiology at the School of Pharmacy and Medicine of the University of Burgundy, France. In 2001, the French National Academy of Pharmacy awarded him the Prize of the French Association for Experimental Therapeutics. Dr. Lecanu manages the day-to-day operations of Samaritan Laboratories at Georgetown University and is co-inventor on numerous patents that Samaritan has licensed from Georgetown University.

         Mr. Douglas D. Bessert. Mr. Bessert has served as a Director since 2001 and has shown an enormous ability to raise private capital with an extensive network of contacts. Mr. Bessert has over twenty (20) years of financial and investor relationship experience, with an emphasis in small entrepreneurial companies. In the past, he served as a Branch Manager at a stock brokerage firm in charge of nine (9) other brokers, handling all compliance and investor problems for the office. Mr. Bessert was the Founder and CFO of Thorofare Resources Inc., a regional oil and gas company with production and employees in eight (8) states. He was also a financial consultant that managed portfolios for over two hundred and thirty (230) clients and managing in excess of $43,000,000 in assets. During his tenure as a financial consultant, he was heavily involved in leveraged buyouts, raising private capital and acquisitions of many entities. Mr. Bessert received his BS in Marketing from the University of Wyoming.

         Dr. Erasto R. C. Saldi. Dr. Saldi has served as a Director of the Company since 2003. Currently, Dr. Saldi is setting up a network of primary clinics in Las Vegas with the intent of establishing these clinics as research centers for clinical trials. From 1999 to 2004, Dr. Saldi was the Medical Director of Fremont Medical Clinic, Desert Lane Care Center, and Cheyenne Care Center, where he improved physician compliance and formulated patient care protocols. From 1996 to 1997, he was Chief Resident, Internal Medicine and from 1997 to 1998 he served as Assistant Clinical Professor, Internal Medicine at the University of Nevada School of Medicine, Las Vegas, Nevada Dr. Saldi has also has extensive experience as an Internist, Principal Investigator and manager of clinical research trials.

         Mr. Welter "Budd" Holden. Mr. Holden is a co-founder, has served as a Director since 1997 and is the Chairman of the Nomination Committee. Mr. Holden has assisted the Company in recruiting and networking patients for clinical trials. He is a well-known designer who has consulted with the rich and famous throughout his whole life. He is a renowned networker and has presented Samaritan to many of his past clients and venture capital groups, including principals of pharmaceutical companies. Although for the past five (5) years Mr. Holden has been an independent consultant providing architectural and interior design advice, he devotes the majority of his time to Samaritan. Mr. Holden is the Chairman of our Business Advisory Board and acts as liaison to the "Samaritan Innovative Science Foundation". He received his B.A. in architectural and interior design from the Pratt Institute in New York, New York.

         Mr. H. Thomas Winn. Mr. Winn has served as a Director since 1999 and is the Chairman of the Audit Committee. Mr. Winn has been Chairman, President and CEO of Nevada Gold & Casinos, Incorporated (AMEX:UWN) ("UWN") since 1994. Under Mr. Winn's leadership, UWN has successfully concentrated on acquisition and development of premier gaming and entertainment venture, and is currently involved in nine (9) gaming projects in Colorado, California, New York and Arizona. Since 1983, Mr. Winn has served as President of Aaminex Capital Corporation, a financial consulting and venture capital firm involved in food and beverage, real estate, mining and environmental activities. Mr. Winn has formed numerous investment limited partnership and capital formation ventures ranging from motion pictures to commercial real estate and mining projects.

         Ms. Cynthia C. Thompson. Please see Section herein entitled "Proposal No. 1: Election of Directors" for Ms. Thompson's biography.

         Dr. Vassilios Papadopoulos, D.Pharm., Ph.D. Dr. Papadopoulos had served as a Director from 2001 through June 2005 and has been recently promoted into a more prestigious position at Georgetown University, which has conflicted him out of holding any position on Boards of public companies. His position as a "Key Consultant" has resolved any conflict issues. He will continue to serve as Chief Scientist of the Science and Technology Advisory Committee, which Committee serves as an advisor to the Board. Dr. Papadopoulos is Professor and Chair at the Department of Biochemistry & Molecular Biology at Georgetown University Medical Center. Dr. Papadopoulos and his group of scientists originally assisted Samaritan with work on using Procaine (HCL) to control stress-induced cortisol production by the human adrenal cells. Dr. Papadopoulos has over twenty (20) years of experience and over one hundred forty (140) peer review article publications in the Biopharmaceutical field and numerous patents in the field of steroid biosynthesis, Alzheimer's disease and cancer.

         Dr. Christos Dakas, D.Pharm., Ph.D. Dr. Christos Dakas, joined Samaritan in June 2005 to oversee European operations, including Samaritan Ireland Pharmaceuticals, Limited. Prior to joining Samaritan, Dr. Dakas had a successful career in various executive positions with Gerolymatos, Genesis Pharma, and most recently Arriani Pharmaceuticals. A pharmaceutical chemist by training with a number of published papers, he holds degrees from the University of Toronto, Kings College of University of London, and the University of Wales in Cardiff.

                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Board held in person meetings, conference calls or unanimous consents fourteen (14) times during the fiscal year ended December 31, 2005, of which fourteen (14) were unanimous actions adopted by the Board. All of our directors attended one hundred percent (100%) of the aggregate of the total number of meetings of the Board. The Company has formed, by determination of the Board, an Audit Committee, with the Independent Director Mr. H. Thomas Winn as Chairman, who is independent and a financial expert as used in Item 7(d)(3)(iv) of Schedule 14 A (240.14a-101 of this chapter) under the Exchange Act. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2005. The Compensation Committee, with Independent Director Ms. Cynthia C. Thompson as Chairman held two (2) meetings during the fiscal year ended December 31, 2005. The Nomination Committee, with Independent Director Ms. Cynthia C. Thompson, as Chairman held one (1) meeting during the fiscal year ended December 31, 2005.

         Class I directors shall serve until the 2007 annual meeting, Class II directors shall be elected to serve until the 2009 annual meeting and Class III directors shall be elected to serve until the 2008 annual meeting. Each director elected shall serve until his successor is elected and duly qualified.

         The Board currently does have a nominating committee that believes members of the Board must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company and monitor the Company's adherence to principles of sound corporate governance. Although there are formal procedures for you to nominate persons to serve as directors, the Board will consider recommendations from you, which should be addressed to Samaritan Pharmaceuticals, Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109. Our officers are elected by our Board and serve until the earlier of their resignation or removal, or until their successors have been duly elected and qualified.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Options to purchase shares of the Company's common stock that are exercisable within sixty (60) days of April 6, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. Applicable percentage of beneficial ownership is based on 141,115,238 shares of common stock outstanding as of April 6, 2006.

         The following table sets forth information we know with respect to the beneficial ownership of our common stock as of April 6, 2006, for each person or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock. The table also sets forth such information for our directors and executive officers, individually and as a group. The address for each listed stockholder is: c/o Samaritan Pharmaceuticals, Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109.


                                                                                                        Percentage of
                                                                                     Total Number of        Total
                                                                       Number of        Options and    Number of Shares
                                                         Shares         Options           Shares          and Options
                                                      Beneficially    Beneficially     Beneficially      Beneficially
         Beneficial Owner                                Owned          Owned             Owned             Owned
--------------------------------------                ------------   --------------  ----------------  -----------------
Dr. Janet Greeson                                     4,447,642        11,679,902       16,127,544              11.4%
Mr. Eugene Boyle                                      1,507,106         8,036,116        9,543,222               6.8%
Mr. Thomas Lang                                         107,143         1,325,000        1,432,143               1.0%
Ms. Kristi Eads                                         345,000               -0-          345,000                  *
Mr. George Weaver                                           -0-            50,000           50,000                  *
Dr. Laurent Lecanu                                       50,000               -0-           50,000                  *
Mr. Douglas D. Bessert                                   20,000               -0-           20,000                  *
Dr. Erasto R.C. Saldi                                         -            25,000           25,000                  *
Mr. Welter "Budd" Holden                              2,509,421           200,000        2,709,421               2.0%
Mr. H. Thomas Winn                                      140,000           100,000          240,000                  *
Ms. Cynthia C. Thompson                                 643,555           100,000          743,555                  *
All Executive officers and directors
as a group (eleven persons)                           9,769,867        21,516,018       31,285,885              21.2%
Dr. Vassilios Papadopoulos                              100,000         1,500,000        1,600,000               1.1%
Dr. Christos Dakas                                            -           100,000          100,000                  *

*Less than one percent (1%)

         If an officer or director had previously elected to exercise options or deferred compensation through a program that involves the crediting of deferred shares of the Company's common stock held pursuant to the Trust under Samaritan Pharmaceuticals, Inc. Executive Benefit Plan (the "Rabbi Trust") for distribution to the executive after termination of employment, the shares were excluded from the above calculation. As of April 6, 2006, the Company has issued 31,895,749 shares into the Rabbi Trust with the following credit allocation: Dr. Janet Greeson (13,298,509), Mr. Eugene J. Boyle (10,925,186), Mr. Doug Bessert (4,855,855), Dr. Vassilios Papadopoulos (1,497,845), Mr. George Weaver (675,117), Mr. Welter Holden (518,237), Ms. Cynthia C. Thompson (100,000), Mr.
H. Thomas Winn (80,000), and Dr. Erasto R. C. Saldi (20,000).

                             EXECUTIVE COMPENSATION

         The Compensation and Governance Committee (the "Compensation Committee") of the Board administers our executive compensation program. Each member of the Committee is a non-employee and an independent director. The Compensation Committee is responsible for establishing salaries and administering the incentive programs for our Chief Executive Officer and other executive officers.


         Compensation Philosophy

         The Compensation Committee has designed the Company's compensation program based on the philosophy that all of our executives are important to our success, with our executive officers setting the direction of our business and having overall responsibility for our results. As with other pharmaceutical companies, we operate in a highly competitive and difficult economic environment. Accordingly, the Compensation Committee has structured the Company's compensation to accomplish several goals: (a) to attract and retain very talented individuals, (b) to reward creativity in maximizing business opportunities and (c) to enhance stockholder value by achieving our short-term and long-term business objectives.


         Base Salary

         The Compensation Committee considers peer data as well as individual performance when approving base salaries for executive officers. The Compensation Committee evaluates individual performance based on the achievement of corporate or divisional operating goals and subjective criteria, as well as the Chief Executive Officer's evaluation of the other executive officers. No specific weight is assigned to any particular factor. Dr. Greeson, Mr. Boyle and Dr. Thomas Lang each have employment agreements negotiated at arm's length with the Compensation and Governance Committee, and each such agreement provides for a minimum annual base salary. In setting base salaries, the Board has considered
(a) the contributions made by each executive to our Company, (b) compensation paid by peer companies to their executive officers and (c) outside compensation reports.


         Stock Options

         The short and long-term compensation program includes stock options granted under the Amended Samaritan Pharmaceuticals, Inc. 2001 Stock Incentive Plan and the Samaritan Pharmaceuticals, Inc. 2005 Stock Incentive Plan (together, the "Plans") as well as non-qualified stock options. The Plans are designed to (a) reward executives for achieving long-term financial performance goals over a three (3) year to ten (10) year period, (b) provide retention incentives for executives and (c) tie a significant portion of an executive's total compensation to our long-term performance. Stock options for our executive officers, key employees and key consultants are part of our incentive program and link the enhancement of shareholder value directly to their total compensation. The Compensation Committee determines the number of stock options granted based upon several factors: (a) level of responsibility, (b) expected contribution towards our performance and (c) total compensation strategy for mix of base salary, short-term incentives and long-term incentives. The following tables and notes present information concerning the compensation of the Company's Chief Executive Officer and to the Company's most-highly compensated executive officers other than the Company's Chief Executive Officer as of December 31, 2005:

                           SUMMARY COMPENSATION TABLE


                             Annual Compensation                            Long -Term Compensation
                            -------------------------------    -------------------------------------------------
                                                                                  Securities          Other
Name And Principal                                 Accrual       Restricted       Underlying      Compensation
  Position                  Year      Salary        Salary      Stock Analysis       Awards         Options(4)
-------------------------   ----     ----------    ---------   ---------------    ------------    --------------
Dr. Janet R. Greeson        2005       $323,434     $136,027               -0-             -0-               -0-
CEO, President and          2004       $437,582          -0-               -0-       4,253,560          $19,559
Chairman of the Board (1)   2003       $247,687          -0-          $169,058       2,582,238          $ 8,871


Mr. Eugene J. Boyle         2005       $232,425      $73,882               -0-       2,641,088               -0-
CFO and COO (2)             2004       $291,721          -0-               -0-       2,126,780             $600
                            2003       $156,200          -0-          $121,630       1,291,119           $1,200

Mr. Thomas Lang             2005       $308,538          -0-               -0-             -0-               -0-
Chief Drug Development      2004       $173,538          -0-               -0-       1,300,000               -0-
Officer (3)(5)


Mr. George Weaver           2005        $66,363      $57,137               -0-             -0-               -0-
Regulatory Affairs          2004       $120,000          -0-               -0-             -0-               -0-
Officer (4)(5)              2003        $18,462          -0-           $51,538          50,000               -0-


(1) The Company and Dr. Greeson have entered into an employment agreement, a copy of which is attached as Exhibit 10.9 to the Company's Quarterly Report on Form 10-QSB as filed with the SEC on August 14, 2002. Excluded is a deferred grant of 5,282,176 options with an exercise price of $0.93 to expire on 01/05/2015 for year 2005.
(2) The Company and Mr. Boyle have entered into an employment agreement, a copy of which is attached as Exhibit 10.8 to the Company's Quarterly Report on Form 10-QSB as filed with the SEC on August 14, 2002.
(3) The Company and Mr. Lang have entered into an employment agreement, a copy of which is attached as Exhibit 10.6 to the Company's Quarterly Report on Form 10-QSB, as filed with the SEC on August 16, 2004.
(4) The amounts shown in this column cover amounts for the payment of Medicare/Social Security taxes, life insurance premiums and life annuity premiums for the benefit of the particular employee, and the employers matching contribution to the particular employees 401(k).
(5) Excludes payments to Strategic Development Consulting, Inc., a company Dr. Lang was an employee of prior to being hired pursuant to his employment agreement with Samaritan. Payments to Strategic Development Consulting, Inc. included $50,000 and a five (5) year option for 25,000 shares with an exercise price of $0.50 for work prior to June 2004. Excludes a grant of 75,000 restricted shares at the end of 2004 and a grant of 75,000 restricted shares at the end of 2005 into the Samaritan Pharmaceuticals Executive Plan for the Benefit of George Weaver.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                         Number of      Percentage Of
                                        Securities      Total Options                                         Grant Date
                                        Underlying        Granted To      Exercise Base                         Present
Name                                  Options Granted     Employees           Price       Expiration Date      Value(4)
------------------------              ---------------   --------------    -------------   ---------------     ----------
Dr. Janet R. Greeson (1)                     -0-               -0-              -0-               -0-              -0-
Mr. Eugene J. Boyle (2)                2,641,088               99%            $0.93        01/05/2015           $6,338
Mr. Thomas Lang (3)                          -0-               -0-              -0-               -0-              -0-
Mr. George Weaver                            -0-               -0-              -0-               -0-              -0-

(1) The Company and Dr. Greeson have entered into an employment agreement, a copy of which is attached as Exhibit 10.9 to the Company's Quarterly Report on Form 10-QSB as filed with the U.S. Securities and Exchange Commission on August 14, 2002. Excluded is a deferred grant of 5,282,176 options with an exercise price of $0.93 to expire on 01/05/2015 for year 2005.

(2) The Company and Mr. Boyle have entered into an employment agreement, a copy of which is attached as Exhibit 10.8 to the Company's Quarterly Report on Form 10-QSB as filed with the U.S. Securities and Exchange Commission on August 14, 2002.
(3) The Company and Mr. Lang have entered into an employment agreement, a copy of which is attached as Exhibit 10.6 to the Company's Quarterly Report on Form 10-QSB, as filed with the U.S. Securities and Exchange Commission on August 16, 2004.
(4) The grant date present values per option share were derived using the Black-Scholes option pricing model in accordance with the rules and regulations of the U.S. Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's stock price. The options expiring on January 5, 2015 had a grant date present value of $0.0024 per option share. The Black-Scholes model with no dividend was used with the following assumptions: volatility of twenty-five percent (25%) based on a historical weekly average over five (5) years; risk-free interest of three and seventy-two tenths percent (3.72%) based on a U.S. Treasury rate of five (5) years; and a ten (10) year option life.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                      Number Of Securities
                                                                           Underlying              Value Of Unexercised
                              Shares Acquired                         Unexercised Options          In-The-Money Options
Name                            On Exercise     Value Realized(1)      At Fiscal Year-End         At Fiscal Year-End (2)
-----------------------       ---------------   -----------------     --------------------        ----------------------
Dr. Janet R. Greeson(3)              -0-                -0-                  11,679,902                      $168,441
Mr. Eugene J. Boyle                  -0-                -0-                   8,036,116                       $95,405
Mr. Thomas Lang (4)                  -0-                -0-                   1,325,000                           -0-
Mr. George Weaver                    -0-                -0-                      50,000                        $3,000

____________________

(1) The Company engaged these executives pursuant to employment agreements which allow each executive to defer compensation into Rabbi Trust Agreements described herein below under the subsection entitled "Trust Under Samaritan Pharmaceuticals, Inc.
         Deferred Compensation Plan."
(2) Value of unexercised in-the-money options is calculated based on the fair market value of the underlying securities without restriction, minus the exercise price, and assumes sale of the underlying securities on December 31, 2005 the last trading day for 2004, at a price of $0.40 per share, the fair market value of the Common Stock on such date.
(3) The Company and Dr. Greeson have entered into an employment agreement, a copy of which is attached as Exhibit 10.9 to the Company's Quarterly Report on Form 10-QSB as filed with the U.S. Securities and Exchange Commission on August 14, 2002. Excluded is a deferred grant of 5,282,176 options with an exercise price of $0.93 to expire on 01/05/2015 for year 2005.
(4) Executive received a grant of 1,200,000 options. One-quarter (1/4) of said options vest every year. The price of the options was $1.08 with a term of ten (10) years. Upon termination of the executive, as provided hereinafter, such executive's 1,200,000 options (vested and non-vested) shall expire within thirty (30) days.

401(k)   Plan

         We adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, covering our full-time employees located in the United States. The 401(k) plan is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), so that contributions to the 401(k) plan by employees, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) plan. Under the 401(k) plan, employees may elect to reduce their current compensation up to the statutorily prescribed annual limit and have the amount of such contribution contributed to the 401(k) plan. The 401(k) plan does permit additional matching contributions to the 401(k) plan by us on behalf of participants in the 401(k).


Employment Agreements

         On January 1, 2001, the Company entered into an employment agreement with Dr. Janet R. Greeson pursuant to which Dr. Greeson shall serve as the Company's Chief Executive Officer, President and Chairman of the Board for a term of five (5) years. Dr. Greeson is entitled to a base salary of $350,000 per year and stock options based on a formula not to be less than 250,000 options per year. Dr. Greeson is also entitled to convert her salary into shares of the Company based on a formula as set forth in the employment agreement. Dr. Greeson may participate in all of our existing benefit programs and in all future benefit programs if the Company offers such programs to any other employee. If the agreement terminates by reason of Dr. Greeson's death, disability, incapacity or termination of employment by us other than for cause, Dr. Greeson will be entitled to continuation of base salary and health and similar benefits for defined periods, payment of stock options and deferred compensation awards. Dr. Greeson agreed to a non-compete clause for the term of her employment. In the event of a change of control, Dr. Greeson would also vest in her options. Dr. Greeson would also no longer be subject to non-competition undertakings. If a change of control were followed by termination of employment resulting from a change of control, in lieu of the severance benefits described above, Dr. Greeson would be entitled to receive a payment equal to approximately three (3) times her base salary and yearly options. For up to three (3) years following such termination, we would also be obligated to provide continued health and other insurance and disability benefits. We would also be obligated to pay all legal fees and expenses reasonably incurred by Dr. Greeson in seeking enforcement of contractual rights following a change of control. If change of control payments and benefits result in an excise tax under the so-called "golden parachute" provisions of the Code, we would be obligated to pay a tax gross-up payment. Dr. Greeson has also been awarded options based on increases in market capitalization starting with the market capitalization of $12,500,000.

         On January 1, 2001, the Company entered into an employment agreement with Mr. Eugene Boyle pursuant to which Mr. Boyle shall serve as the Company's Chief Financial Officer for a term of five (5) years. Mr. Boyle is entitled to a base salary of $240,000 per year and stock options based on a formula not to be less than 250,000 options per year. Mr. Boyle is also entitled to convert his salary into shares of the Company based on a formula as set forth in the agreement. Mr. Boyle is also allowed to participate in all of our existing benefit programs and in all future benefit programs, if the Company offers such programs to any other employee. If the agreement terminates by reason of Mr. Boyle's death, disability, incapacity or termination of employment by us other than for cause, Mr. Boyle will be entitled to continuation of base salary and health and similar benefits for defined periods, payment of stock options and deferred compensation awards. Mr. Boyle agreed to a non-compete clause for the term of his employment. In the event of a change of control, Mr. Boyle would also vest in his options. Mr. Boyle would also no longer be subject to non-competition undertakings. If a change of control were followed by termination of employment resulting from a change of control, in lieu of the severance benefits described above, Mr. Boyle would be entitled to receive a payment equal to approximately three (3) times his base salary and yearly options. For up to three (3) years following such termination, we would also be obligated to provide continued health and other insurance and disability benefits. We would also be obligated to pay all legal fees and expenses reasonably incurred by Mr. Boyle in seeking enforcement of contractual rights following a change of control. If change of control payments and benefits result in an excise tax under the so-called "golden parachute" provisions of the Code, we would be obligated to pay a tax gross-up payment. Mr. Boyle has also been awarded options based on increases in market capitalization starting with the market capitalization of $12,500,000.

         On June 1, 2004, the Company entered into a verbal employment agreement with Mr. Thomas Lang pursuant to which Mr. Lang shall serve as the Company's Chief Drug Development Officer for a term of four (4) years. Mr. Lang is entitled to a base salary of $300,000 per year which may be paid in stock pursuant to a formula as set forth in the agreement. Mr. Lang is entitled to receive bonus payments of (a) $50,000 for FDA approval to move to Phase III or Phase II/III for HIV drug SP-01A and (b) $50,000 for each Investigational New Drug Applications "granted" by the FDA. Mr. Lang has received a one-time signing bonus of 100,000 options to purchase our Common Stock at $1.00 per share, such options to expire after three (3) years. Mr. Lang is entitled to moving expenses up to $30,000. Mr. Lang shall receive a grant of 1,200,000 options, one-quarter (1/4) of which shall vest each year. The price of the options shall be $1.08 with a term of ten (10) years. Upon termination of the employment agreement, such 1,200,000 options (vested and non-vested) shall expire within thirty (30) days thereafter. Mr. Lang shall have the opportunity to participate in all of the Company's qualified defined benefit and defined contribution retirement plans (subject to eligibility requirements in such plans), three (3) weeks paid vacation (and paid holidays observed by the Company.

         On June 1, 2000, the Company entered into a agreement with Dr. Vassilios Papadopoulos pursuant to which Dr. Papadopoulos shall serve as a Key Consultant to the Company for a monthly rate of $5,000. This engagement agreement does not prohibit Dr. Papadopoulos from being employed by other entities. Dr. Papadopoulos has disclosed that he receives payments and benefits from other entities including Georgetown University. Dr. Papadopoulos has the option to convert his compensation into shares and he receives 250,000 warrants per year for the term of the agreement.

         On June 29, 2005 the Company entered into an employment arrangement with Christos Dakas to serve as the European Business Development and Managing Director of Samaritan Pharmaceuticals S.A. in Greece, once such entity is established ("Samaritan Pharmaceuticals Europe"). Mr. Dakas shall receive a base salary of (euro)105,280 per year, a car allowance equal to (euro)12,852 per year and a performance based bonus to be awarded annually at the discretion of the CEO of the Company. Mr. Dakas also is entitled to receive 100,000 Company stock options priced at one hundred ten percent (110%) of the market price effective July 11, 2005 and said options expire after three (3) years, or after thirty
(30) days after Mr. Dakas leaves his employ with Samaritan Pharmaceuticals Europe. Mr. Dakas shall be entitled to health insurance and other benefit programs per Samaritan Pharmaceuticals Europe.

Trust Under Samaritan Pharmaceuticals, Inc. Deferred Compensation Plan

         The Company has entered into "Rabbi Trust" agreements with select management and highly-compensated employees and has appointed a trustee that is a non-Director and officer providing for the payment out of the assets of the Rabbi Trust agreements accrued under the Company's various benefit plans, employment agreements and other employment arrangements as the Company may specify from time to time. To the extent not already irrevocable, the Rabbi Trust agreements would become irrevocable upon a change of control of Samaritan. The Company may make contributions to the Rabbit Trust agreements from time to time, and additional funding may be required upon a change of control. To the extent funded, the Rabbi Trust agreements are to be used, subject to their terms and to the claims of the Company's general creditors in specified circumstances, to make payments under the terms of the benefit plans, employment agreements and other employment arrangements as the Company may specify from time to time.

Indemnification Agreements

         The Company has entered into indemnification agreements with each of its directors and officers, indemnifying them against expenses, settlements, judgments and fines incurred in connection with any threatened, pending or completed action, suit, arbitration or proceeding, where the individual's involvement is by reason of the fact that he or she is or was a director or officer or served at our request as a director of another organization (except that indemnification is not provided against judgments and fines in a derivative suit unless permitted by Nevada law.) An individual may not be indemnified if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Samaritan Pharmaceuticals, except to the extent Nevada law shall permit broader contractual indemnification. The indemnification agreements provide procedures, presumptions and remedies designed to substantially strengthen the indemnity rights beyond those provided by Samaritan Pharmaceutical's Certificate of Incorporation and by Nevada law.

                              STOCKHOLDER PROPOSALS

         To be considered for presentation to the annual meeting to be held in 2007, a stockholder proposal must be received by Ms. Kristi Eads, our Corporate Secretary, c/o Samaritan Pharmaceuticals, Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109, not later than February 1, 2007.

                                  OTHER MATTERS

         The Board knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. It is important that the proxies be returned promptly and that your shares are represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

         We have filed an Annual Report on Form 10-K for the fiscal year ending December 31, 2005, with the SEC. You may obtain, free of charge, a copy of the Annual Report by writing to our Corporate Secretary, Ms. Kristi Eads, c/o Samaritan Pharmaceuticals, Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109. Our Annual Report is also available through our website at www.samaritanpharma.com.

                             STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to the Company's stockholders during the five-year period ended December 31, 2005, as well as an overall stock market index (AMEX Market Index) and the Company's peer group index (AMEX Biotech Index):

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG SAMARITAN PHARMACEUTICALS,
                    AMEX MARKET INDEX AND AMEX BIOTECH INDEX

[The following information was depicted as a line chart in the printed material]


                       12/31/2000    12/31/2001    12/31/2002    12/31/2003    12/31/2004    12/31/2005
                       ----------    ----------    ----------    ----------    ----------    ----------
AMEX : LIV                $100         $27.66        $34.04       $ 78.72       $208.51        $ 85.11
AMEX Biotech Index        $100         $91.53        $53.32       $ 77.26       $ 85.80        $107.34
Amex Composite Index      $100         $94.41        $91.83       $130.72       $159.77        $195.94

                   Assumes $100 Invested On December 31, 2000
                           Assumes Dividend Reinvested
                      Fiscal Year Ending December. 31, 2005

The form of Proxy is attached as Appendix A to this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS


                                                       /s/ Janet Greeson, Ph.D.
                                                       -------------------------
                                                       Janet Greeson, Ph.D.
                                                       Chairman of the Board
                                                       Chief Executive Officer

Dated: April 20, 2006
Las Vegas, Nevada



WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                   Appendix A

               Proxy Solicited on Behalf of the Board of Directors
      Of Samaritan Pharmaceuticals, Inc. the Annual Meeting of Stockholders
                    To Be Held At 10:00 A.M. On May 31, 2006

The shareholder of Samaritan Pharmaceuticals, Inc. by signing this card hereby appoints Janet Greeson proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of Samaritan Pharmaceutical, Inc. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held on May 31, 2006, at 10:00 a.m. at the Stirling Club, 2827 Paradise Road, Las Vegas, NV and any adjournments thereof.
This Proxy, when properly executed, will be voted by the Proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1 and 2.

The Board of Directors recommends a vote FOR Items 1 and 2.

1. Election of Directors:
[ ] FOR nominees listed below except as marked to the contrary below

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

[ ] ABSTAIN

Nominees: Eugene Boyle, J.D., M.B.A., and Cynthia C. Thompson: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW:

2. The ratification of the appointment of Sherb and Co., LLP as the registered independent public accounting firm of SAMARITAN PHARMACEUTICALS, INC. FOR THE FISCAL YEAR ENDING December 31, 2006.
[  ] FOR [  ] AGAINST [  ] ABSTAIN
Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return this proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

Reverse side

           THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS, FOR THE PROPOSALS TO APPROVE THE AMENDMENTS TO THE ARTICLES OF INCORPORATION, STOCK OPTION PLAN, and Auditors. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                DATED:__________________________________________


                                ________________________________________________
                                (Print Full Name of Stockholder


                                ________________________________________________
                                (Signature of Stockholder)


                                ________________________________________________
                                (Signature if held jointly)


Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.